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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2003

TOROTEL, INC.
(Exact name of registrant as specified in its charter)

Missouri
(State or other jurisdiction of incorporation)

1-8125	44-0610086
(Commission File Number)	(IRS Employer Identification No.)

13402 South 71 Highway, Grandview, Missouri 64030
(Address of principal executive of offices) (Zip Code)

Registrant's telephone number, including area code (816) 761-6314

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Event.

        On September 22, 2003, the Registrant ("Torotel") issued the attached news release.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit	Description
99	News Release dated September 22, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.
Date: September 22, 2003	By:	/s/ H. JAMES SERRONE H. James Serrone Chief Financial Officer

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  Item 5. Other Event.
  Item 7. Financial Statements and Exhibits.
SIGNATURE